UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2015, Henry Schein, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of fifteen directors of the Company for terms expiring in 2016; (2) a proposal to amend and restate the Company’s 1996 Non-Employee Director Stock Incentive Plan (renamed the Henry Schein, Inc. 2015 Non-Employee Director Stock Incentive Plan); (3) a proposal to consider approval, by non-binding vote, of the 2014 compensation paid to the Company’s Named Executive Officers (as defined in the Company’s Proxy Statement dated April 24, 2015), commonly known as the “say-on-pay” proposal; and (4) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2015. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The fifteen directors were elected based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Stanley M. Bergman	68,831,090	3,864,229	221,525	4,202,228
Barry J. Alperin	69,709,082	3,141,400	66,362	4,202,228
Lawrence S. Bacow, Ph.D.	72,795,449	56,727	64,668	4,202,228
Gerald A. Benjamin	71,705,270	1,146,678	64,896	4,202,228
James P. Breslawski	71,764,741	1,086,444	65,659	4,202,228
Paul Brons	72,752,026	97,810	67,008	4,202,228
Donald J. Kabat	69,645,585	3,206,191	65,068	4,202,228
Philip A. Laskawy	71,926,786	916,905	73,153	4,202,228
Norman S. Matthews	71,881,687	968,621	66,536	4,202,228
Mark E. Mlotek	71,681,186	1,170,633	65,025	4,202,228
Steven Paladino	66,856,622	5,993,449	66,773	4,202,228
Carol Raphael	72,755,530	92,757	68,557	4,202,228
E. Dianne Rekow, DDS, Ph.D.	72,802,090	51,135	63,619	4,202,228
Bradley T. Sheares, Ph.D.	72,798,676	52,050	66,118	4,202,228
Louis W. Sullivan, M.D.	72,573,121	279,604	64,119	4,202,228

2.	The amendment and restatement of the Company’s 1996 Non-Employee Director Stock Incentive Plan (renamed the Henry Schein, Inc. 2015 Non-Employee Director Stock Incentive Plan), as set forth in Proposal 2 of the Notice of Annual Meeting of Stockholders, was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
70,968,797	1,824,448	123,599	4,202,228

3.	The 2014 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
69,446,242	3,353,320	117,282	4,202,228

4.	The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2015 was ratified based upon the following votes:

For	Against	Abstain
76,675,725	345,562	97,785

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: June 24, 2015	By:	/s/ Walter Siegel
Walter Siegel
Senior Vice President and General Counsel